EXHIBIT 10.4

CLOSING ESCROW AGREEMENT

This Escrow Agreement, dated as of April 17, 2008 (this “Agreement”), is entered into by and among Inner Mongolia Yongye Nong Feng Biotechnology Co., Ltd., a cooperative joint venture organized under the laws of the People’s Republic of China, with an address at 6th Floor, Suite 608 Xue Yuan International Tower, No. 1, Zhichu Road, Haidian District, Bejing, PRC (the “Company”), ROTH Capital Partners, LLC, having an address at 24 Corporate Plaza Drive, Newport Beach, CA 92660 (the “Placement Agent”), and Tri-State Title & Escrow, LLC, with its principal offices located at 360 Main Street, Washington, VA 22747 (the “Escrow Agent”). The Placement Agent and the Company are sometimes referred to herein as the Escrowing Parties.

WITNESSETH:

WHEREAS, the Company, is contemplating a reverse merger transaction with a public reporting company in the United States (“PubCo.”), which shall undertake a private offering pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Offering” and the “Act,” respectively) of PubCo.’s common shares and warrants (collectively, the “Securities”) on a “best efforts” basis pursuant to a Securities Purchase Agreement, such offering to be made solely to accredited investors, as that term is defined in the Act; and

WHEREAS, the Company and the Placement Agent desire to deposit all proceeds received from subscriptions for the Securities in the Offering (the “Escrowed Funds”) with the Escrow Agent, to be held in escrow until joint written instructions are received by the Escrow Agent from the Company and the Placement Agent, from time to time, at which time the Escrow Agent will disburse the Escrowed Funds in accordance with the instructions (a “Closing”); and

WHEREAS, Escrow Agent is willing to hold the Escrowed Funds in escrow in subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:

1. Appointment of Escrow Agent. The Company and the Placement Agent hereby appoint Escrow Agent as escrow agent in accordance with the terms and conditions set forth herein and the Escrow Agent hereby accepts such appointment.

2. Delivery of the Escrowed Funds.

2.1. The Placement Agent and/or the Company will direct subscribers in the Offering to deliver the Escrowed Funds to the Escrow Agent, addressed to the following account of the Escrow Agent:

Account Name:	Tri-State Title & Escrow, LLC (f/b/o Yongye Biotechnology International, Inc.) Escrow Account
Bank:	Cardinal Bank, McLean, VA 22102
Account No.:	5060024931
ABA:	056008849

2.2. (a) All Subscribers’ checks shall be made payable to “Tri-State Title & Escrow, LLC” and shall be delivered to the Escrow Agent at the address set forth on Exhibit A hereto and shall be accompanied by a written account of subscription in the form attached hereto as Exhibit B (the “Subscription Information”). The Escrow Agent shall, upon receipt of a Subscription, together with the related Purchase Price therefore, deposit the related Purchase Price of said Subscription in the Escrow Account for collection; or (b) all funds to be wired shall be wired to the account set forth in Section 2.1 above and written Subscription Information shall be faxed or emailed to the Escrow Agent in accordance with the information provided on Exhibit A.

2.3. Any checks which are received by Escrow Agent that are made payable to a party other than the Escrow Agent shall be returned directly to the Placement Agent together with any documents delivered therewith. Simultaneously with each deposit, the Placement Agent shall provide the Escrow Agent with the Subscription Information to include the name, address and taxpayer identification number of each Subscriber and of the aggregate principal amount of Securities subscribed for by such Subscriber. The Escrow Agent is not obligated, and may refuse, to accept checks that are not accompanied by a Subscription containing the requisite information.

2.4. In the event a wire transfer is received by the Escrow Agent and the Escrow Agent has not received Subscription Information, the Escrow Agent shall notify the Placement Agent. If the Escrow Agent does not receive the Subscription Information by such Subscriber prior to close of business on the third business day (days other than a Saturday or Sunday or other day on which the Escrow Agent is not open for business in the State of Virginia) after notifying Placement Agent of receipt of said wire, the Escrow Agent shall return the funds to the prospective purchaser.

3. Escrow Agent to Hold and Disburse Escrowed Funds. The Escrow Agent will hold and disburse the Escrowed Funds received by it pursuant to the terms of this Escrow Agreement, as follows:

3.1. Upon receipt of joint instructions from the Company and the Placement Agent, in substantially the form of Exhibit C hereto, the Escrow Agent shall release the Escrowed Funds as directed in such instructions.

3.2. In the event this Agreement, the Escrowed Funds or the Escrow Agent becomes the subject of litigation, or if the Escrow Agent shall desire to do so for any other reason, the Company authorizes the Escrow Agent, at its option, to deposit the Escrowed Funds with the clerk of the court in which the litigation is pending, or a court of competent jurisdiction if no litigation is pending, and thereupon the Escrow Agent shall be fully relieved and discharged of any further responsibility with regard thereto. The Company also authorizes the Escrow Agent, if it receives conflicting claims to the Escrow Funds, is threatened with litigation or if the Escrow Agent shall desire to do so for any other reason, to interplead all interested parties in any court of competent jurisdiction and to deposit the Escrowed Funds with the clerk of that court and thereupon the Escrow Agent shall be fully relieved and discharged of any further responsibility hereunder to the parties from which they were received.

2

3.3. In the event that the Escrow Agent does not receive any instructions by a date that is 90 days from the date of this Agreement (the “Escrow Termination Date”), all Escrowed Funds shall be returned to the parties from which they were received, without interest thereon or deduction therefrom.

4. Exculpation and Indemnification of Escrow Agent.

4.1. The Escrow Agent shall haven no duties or responsibilities other than those expressly set forth herein. The Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act. The Escrow Agent shall be under no liability to the other parties hereto or anyone else, by reason of any failure, on the part of any party hereto or any maker, guarantor, endorser or other signatory of a document or any other person, to perform such person’s obligations under any such document. Except for amendments to this Escrow Agreement referenced below, and except for written instructions given to the Escrow Agent by the Escrowing Parties relating to the Escrowed funds, the Escrow Agent shall not be obligated to recognize any agreement between or among any of the Escrowing Parties, notwithstanding that references hereto may be made herein and whether or not it has knowledge thereof.

4.2. The Escrow Agent shall not be liable to the Company, the Placement Agent or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report, or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any of the terms thereof, unless evidenced by written notice delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto.

4.3. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, or of the execution, validity, value or genuineness of, any document or property received, held or delivered to it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable to the Company, the Placement Agent or to anyone else in any respect on account of the identity, authority or rights, of the person executing or delivering or purporting to execute or deliver any document or property or this Escrow Agreement. The Escrow Agent shall have no responsibility with respect to the use or application of the Escrowed Funds pursuant to the provisions hereof.

3

4.4. The Escrow Agent shall have the right to assume, in the absence of written notice to the contrary from the proper person or persons, that a fact or an event, by reason of which an action would or might be taken by the Escrow Agent, does not exist or has not occurred, without incurring liability to the Company, the Placement Agent or to anyone else for any action taken or omitted to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

4.5. To the extent that the Escrow Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of the Escrowed Funds, or any payment made hereunder, the Escrow Agent may pay such taxes; and the Escrow Agent may withhold from any payment of the Escrowed Funds such amount as the Escrow Agent estimates to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose. The Escrow Agent shall be indemnified and held harmless against any liability for taxes and for any penalties in respect of taxes, on such investment income or payments in the manner provided in Section 4.6.

4.6. The Escrow Agent will be indemnified and held harmless by the Company and the Placement Agent from and against all expenses, including all counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or proceedings involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Escrow Agreement, the services of the Escrow Agent hereunder, except for claims relating to gross negligence by Escrow Agent or breach of this Escrow Agreement by the Escrow Agent, or the monies or other property held by it hereunder. Promptly after the receipt of the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof is to be made against an Escrowing Party, notify each of them thereof in writing, but the failure by the Escrow Agent to give such notice shall not relieve any such party from any liability which an Escrowing Party may have to the Escrow Agent hereunder. Notwithstanding any obligation to make payments and deliveries hereunder, the Escrow Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall, from time to time, in its sole discretion, seem sufficient to indemnify itself for any such loss or expense and for any amounts due it under Section 7.

4.7. For purposes hereof, the term “expense or loss” shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Escrow Agent, and all costs and expenses, including, but not limited to, counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding. 5.

4

5. Termination of Agreement and Resignation of Escrow Agent

5.1. This Escrow Agreement shall terminate upon disbursement of all of the Escrowed Funds, provided that the rights of the Escrow Agent and the obligations of the Company and the Placement Agent under Section 4 shall survive the termination hereof.

5.2. The Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by giving the Company and the Placement Agent at least five (5) business days written notice thereof (the “Notice Period”). As soon as practicable after its resignation, the Escrow Agent shall, if it receives notice from the Company and the Placement Agent within the Notice Period, turn over to a successor escrow agent appointed by the Company and the Placement Agent all Escrowed Funds (less such amount as the Escrow Agent is entitled to retain pursuant to Section 7) upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new agent is so appointed within the Notice Period, the Escrow Agent shall return the Escrowed Funds to the parties from which they were received without interest or decoction. 6.

6. Form of Payments by Escrow Agent.

6.1. Any payments of the Escrowed Funds by the Escrow Agent pursuant to the terms of this Escrow Agreement shall be made by wire transfer unless directed to be made by check by the Escrowing Parties.

6.2. All amounts referred to herein are expressed in United States Dollars and all payments by the Escrow Agent shall be made in such dollars.

7. Compensation. Escrow Agent shall be entitled to the following compensation from the Company:

7.1. Documentation Fee: The Company shall pay a documentation fee to the Escrow Agent of $4,000, out of the first Closing.

7.2. Closing Fee: The Company shall pay a fee of $500 to the Escrow Agent at each Closing. For purposes of this Section 7.2, a Closing shall mean each time the Escrow Agent receives joint instructions from the Company and the Placement Agent to disburse Escrowed Funds in accordance with the terms of this Agreement.

7.3. Interest: The Company hereby agrees that Escrow Agent shall retain 100% of the interest earned during the time the Escrowed Funds are held in escrow hereunder.

8. Notices. All notices, requests, demands, and other communications provided herein shall be in writing, shall be delivered by hand or by first-class mail, shall be deemed given when received and shall be addressed to parties hereto at their respective addresses first set forth on Exhibit A hereto.

9. Further Assurances From time to time on and after the date hereof, the Company and the Placement Agent shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Escrow Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

5

10. Consent to Service of Process The Company and the Placement Agent hereby irrevocably consent to the jurisdiction of the courts of the State of New York and of any Federal court located in such state in connection with any action, suit or proceedings arising out of or relating to this Escrow Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to it at the address listed on Exhibit A hereto.

11. Miscellaneous.

11.1. This Escrow Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted. The terms “hereby,” “hereof,” “hereunder,” and any similar terms, as used in this Escrow Agreement, refer to the Escrow Agreement in its entirety and not only to the particular portion of this Escrow Agreement where the term is used. The word “person” shall mean any natural person, partnership, corporation, government and any other form of business of legal entity. All words or terms used in this Escrow Agreement, regardless of the number or gender in which they were used, shall be deemed to include any other number and any other gender as the context may require. This Escrow Agreement shall not be admissible in evidence to construe the provisions of any prior agreement.

11.2. This Escrow Agreement and the rights and obligations hereunder of the Company and Placement Agent may not be assigned. This Escrow Agreement and the rights and obligations hereunder of the Escrow Agent may be assigned by the Escrow Agent. This Escrow Agreement shall be binding upon and inure to the benefit of each party’s respective successors, heirs and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Escrow Agreement. This Escrow Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Escrow Agent and all Escrowing Parties. This Escrow Agreement is intended to be for the sole benefit of the parties hereto and their respective successors, heirs and permitted assigns, and none of the provisions of this Escrow Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.

11.3. This Escrow Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Virginia. The representations and warranties contained in this Escrow Agreement shall survive the execution and delivery hereof and any investigations made by any party. The headings in this Escrow Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms thereof.

6

12. Execution of Counterparts. This Escrow Agreement may be executed in a number of counterparts, by facsimile, each of which shall be deemed to be an original as of those whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Escrow Agreement shall become binding when one or more of the counterparts hereof, individually or taken together, are signed by all the parties

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES TO FOLLOW].

7

IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement on the day and year first above written.

ESCROW AGENT:

TRI-STATE TITLE & ESCROW, LLC

By:	/s/ Guy W. Turner
Name: Guy W. Turner
Title: President

THE COMPANY:

INNER MONGOLIA YONGYE NONG FENG BIOTECHNOLOGY CO., LTD.

By:	/s/ Zishen Wu
Name: Zishen Wu
Title: CEO

THE PLACEMENT AGENT:

ROTH Capital Partners, LLC

By:	/s/ Aaron Gurewitz
Name: Aaron Gurewitz
Title: Managing Director, Equity Capital Markets

EXHIBIT A
PARTIES TO AGREEMENT

THE COMPANY:

INNER MONGOLIA YONGYE NONG FENG BIOTECHNOLOGY CO., LTD.
6th Floor Xue Yuan International Tower
No. 1, Zhi Chu Road, Hai Dian District
Bejing, PRC
Tel: +86.10.8231.8626
Fax: +86.10.8231.1797

/s/ Zishen Wu
(Signature)
Name:	Zishen Wu
Title:	CEO

THE ESCROW AGENT:

TRI-STATE TITLE & ESCROW, LLC
360 Main Street
Washington, VA 22747
Tel: (540) 675-2155
(800) 984-2155
Fax: (540) 675-3155

/s/ Guy W. Turner
(Signature)
Name: Guy W. Turner
Title: President

THE PLACEMENT AGENT:

ROTH CAPITAL PARTNERS, LLC
24 Corporate Plaza Drive
Newport Beach, CA 92660
Tel: (949) 720-5700
Fax: (949) 720-7223

By:	/s/ Aaron Gurewitz
(Signature)
Name: Aaron Gurewitz
Title: Managing Director, Equity Capital Markets

:
EXHIBIT B
INVESTMENT INFORMATION FORM

Name of Investor:	Marion Lynton
Address of Investor:	Ardsley Partners
262 Harbor Drive, 4th Floor
Stamford, CT 06902
Attn: Steven Napoli
Tel; 203-564-4230
Fax: 203-355-0715
Aggregate Purchase Price:	$43,878.60
Aggregate Number of Shares of Common Stock:	28,500
Aggregate Number of Warrants:	7,125
Taxpayer ID Number:
Social Security Number:	###-##-####

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	Ardsley Partners Fund II, LP
Address of Investor:	c/o Ardsley Partners
262 Harbor Drive, 4th Floor
Stamford, CT 06902
Attn: Steven Napoli
Tel; 203-564-4230
Fax: 203-355-0715
Aggregate Purchase Price:	$1,708,956.00
Aggregate Number of Shares of Common Stock:	1,110,000
Aggregate Number of Warrants:	277,500
Taxpayer ID Number:	13-3476175
Social Security Number:

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	Ardsley Offshore Fund, Ltd.
Address of Investor:	Ardsley Partners
262 Harbor Drive, 4th Floor
Stamford, CT 06902
Attn: Steven Napoli
Tel; 203-564-4230
Fax: 203-355-0715
Aggregate Purchase Price:	$1,108,512
Aggregate Number of Shares of Common Stock:	720,000
Aggregate Number of Warrants:	180,000
Taxpayer ID Number:	n/a
Social Security Number:

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	Ardsley Partners Institutional Fund, LP
Address of Investor:	Ardsley Partners
262 Harbor Drive, 4th Floor
Stamford, CT 06902
Attn: Steven Napoli
Tel; 203-564-4230
Fax: 203-355-0715
Aggregate Purchase Price:	$1,139,304
Aggregate Number of Shares of Common Stock:	740,000
Aggregate Number of Warrants:	185,000
Taxpayer ID Number:	06-1399855
Social Security Number:

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	Special Situations Private Equity Fund, L.P.
Address of Investor:	c/o Special Situations Private Equity Fund, L.P.
527 Madison Avenue, Suite 2600
New York, New York 10022
Attn: Marianne Hicks/Austin Marxe
Tel: 631-725-3779 ext 3
Fax: 212-319-6670
Aggregate Purchase Price:	$700,000.00
Aggregate Number of Shares of Common Stock:	454,664
Aggregate Number of Warrants:	113,666
Taxpayer ID Number:	13-3916551
Social Security Number:

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	Special Situations Cayman Fund, L.P.
Address of Investor:	c/o Special Situations Private Equity Fund, L.P.
527 Madison Avenue, Suite 2600
New York, New York 10022
Attn: Marianne Hicks/Austin Marxe
Tel: 631-725-3779 ext 3
Fax: 212-319-6670
Aggregate Purchase Price:	$1,300,000.00
Aggregate Number of Shares of Common Stock:	844,375
Aggregate Number of Warrants:	211,094
Taxpayer ID Number:	98-0132442
Social Security Number:

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	Jayhawk Private Equity Fund, LP
Address of Investor:	c/o Jayhawk Capital
5410 West 61st Place, Suite 100
Mission, KS 66205
Attn; Michael Schmitz
Tel: 913-642-2611
Fax: 913-642-8661
Aggregate Purchase Price:	$940,767.34
Aggregate Number of Shares of Common Stock:	611,047
Aggregate Number of Warrants:	152,762
Taxpayer ID Number:	20-5004931
Social Security Number:

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	Jayhawk Private Equity Co-Invest Fund, LP
Address of Investor:	c/o Jayhawk Capital
5410 West 61st Place, Suite 100
Mission, KS 66205
Attn:Michael Schmitz
Tel: 913-642-2611
Fax: 913-642-8661
Aggregate Purchase Price:	$59,232.66
Aggregate Number of Shares of Common Stock:	38,473
Aggregate Number of Warrants:	9,618
Taxpayer ID Number:	20-5249125
Social Security Number:

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	Strauss Partners, LP
Address of Investor:	c/o Straus Asset Management
320 Park Avenue, 10th Floor
New York, New York 10022
Attn: Craig Connors
Tel: 212-415-7274
Fax: 212415-7256
Aggregate Purchase Price:	$300,000.00
Aggregate Number of Shares of Common Stock:	194,856
Aggregate Number of Warrants:	48,714
Taxpayer ID Number:	13-3976076
Social Security Number:

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	Strauss-GEPT Partners, LP
Address of Investor:	c/o Straus Asset Management
320 Park Avenue, 10th Floor
New York, New York 10022
Attn: Craig Connors
Tel: 212-415-7274
Fax: 212415-7256
Aggregate Purchase Price:	$200,000.00
Aggregate Number of Shares of Common Stock:	129,904
Aggregate Number of Warrants:	32,476
Taxpayer ID Number:	13-4054804
Social Security Number:

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	Bai Ye Feng
Address of Investor:	Bai Ye Feng
Room 1001, Tung Choi Building
86 Wellington Street
Central Hong Kong
Tel:+852-975-81851
Fax: +852-301-58525
Aggregate Purchase Price:	$450,000.00
Aggregate Number of Shares of Common Stock:	292,284
Aggregate Number of Warrants:	73,071
Taxpayer ID Number:
Social Security Number:	n/a

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	Chestnut Ridge Partners, LP
Address of Investor:	c/o Chestnut Ridge, L.P.
50 Tice Blvd
Woodcliff lake, NJ 07677
Attn: Kenneth Holz
Tel: 201-802-9494
Fax: 201-802-9450
Aggregate Purchase Price:	$275,000.00
Aggregate Number of Shares of Common Stock:	178,618
Aggregate Number of Warrants:	44,654
Taxpayer ID Number:	03-0404154
Social Security Number:

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	MidSouth Investor Fund LP
Address of Investor:	c/o Heidtke & Company, Ltd.
201 4th Avenue. North, Suite 1950
Nashville, TN 37219
Attn: L.O. Heidtke
Tel: 615-254-0992
Fax: 615-254-1603
Aggregate Purchase Price:	$250,000.00
Aggregate Number of Shares of Common Stock:	162,380
Aggregate Number of Warrants:	40,595
Taxpayer ID Number:	58-2566576
Social Security Number:

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	Richard D. Squires
Address of Investor:	(SPI Holdings) Richard D. Squires
100 Crescent Court, Suite 450
Dallas, TX 75201
Attn: Richard Squires
Tel: 214-270-2150
Fax: 214-468-8870
Aggregate Purchase Price:	$100,000.00
Aggregate Number of Shares of Common Stock:	64,952
Aggregate Number of Warrants:	16,238
Taxpayer ID Number:
Social Security Number:	###-##-####

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	Andrew Park
Address of Investor:	c/o Spyglass Capital Partners, LLC
201 Post Street, 11th Floor
San Francisco, CA 94108
Attn: Andrew Park
Tel: 415-394-3409
Fax: 415-946-3555
Aggregate Purchase Price:	$75,000.00
Aggregate Number of Shares of Common Stock:	48,714
Aggregate Number of Warrants:	12,178
Taxpayer ID Number:
Social Security Number:	###-##-####

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	BTG Investments
Address of Investor:	24 Corporate plaza
New Port Beach, CA 92660
Attn: Gordon Roth
(949) 720-5774
(949) 720-7241

Aggregate Purchase Price:	$725,000
Aggregate Number of Shares of Common Stock:	470,902
Aggregate Number of Warrants:	117,726
Taxpayer ID Number:	20-0306951
Social Security Number:

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	Coronado Capital Partners
Address of Investor:	c/o MS Howells
20555 North Pina Road
Scottsdale, AZ 85255
Attn: Zach Easton
(480) 415-0093

Aggregate Purchase Price:	$250,000
Aggregate Number of Shares of Common Stock:	162,380
Aggregate Number of Warrants:	40,595
Taxpayer ID Number:	20-2427088
Social Security Number:

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	SEI Private Trust Co FAO The JM Smucker Co. Master Trust
Address of Investor:	1 Freedom Valley Drive
Oaks, PA 19456
Attn: Suzanne Rokosny

Aggregate Purchase Price:	$350,000
Aggregate Number of Shares of Common Stock:	227,332
Aggregate Number of Warrants:	56,833
Taxpayer ID Number:	23-3060382
Social Security Number:

Exhibit B
Investment Information Form

INVESTMENT INFORMATION FORM

Name of Investor:	Cooper Family Trust dtd 08/01/04
Address of Investor:	c/o Roth Capital Partners
24 Corporate Plaza Drive
Newport Beach CA 92660
Attn: Chad Cooper

Aggregate Purchase Price:	$25,000
Aggregate Number of Shares of Common Stock:	16,238
Aggregate Number of Warrants:	4,060
Taxpayer ID Number:
Social Security Number:	###-##-####

Exhibit B
Investment Information Form

EXHIBIT C
FORM OF DISBURSEMENT REQUEST

April__, 2008

TRI-STATE TITLE & ESCROW, LLC, as Escrow Agent
360 Main Street
Washington, VA 22747

Re:	Yongye Biotechnology International, Inc.
Disbursement Request and Wire Transfer Instructions

Ladies and Gentlemen:

Pursuant to that certain Closing Escrow Agreement by and among Inner Mongolia Yongye Nong Feng Biotechnology Co., Ltd., ROTH Capital Partners, LLC, and the Escrow Agent the undersigned hereby request disbursement of funds by wire transfer from Account ABA #056008849, Cardinal Bank, McLean, VA 22102, Account # 5060024931, styled Tri-State Title & Escrow, LLC (f/b/o Yongye Biotechnology International, Inc.) Escrow Account per the instructions set forth on Schedule 1 attached hereto.

INNER MONGOLIA YONGYE NONG FENG BIOTECHNOLOGY CO., LTD.
By:
Name:
Title:

ROTH CAPITAL PARTNERS, LLC
By:
Name:
Title:

Schedule 1 Follows

Amount:	$
Payee:
Signatories:
Payee Bank:
ABA No.:
Account No.:
Swift Code:
Swift Code:
Reference:

Amount:	$
Payee:
Payee Bank:
Account Name:
ABA No.:
Account No.:
Swift Code:
Bank Code:
Reference:

Amount:	$
Payee:
Payee Bank:
Account Name:
ABA No.:
Account No.:
Swift Code:
Reference: